UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2022

GUESS?, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-11893	95-3679695
(Commission File Number)	(IRS Employer Identification No.)

1444 S. Alameda Street, Los Angeles, California 90021
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (213) 765-3100

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered

Common Stock, par value $0.01 per share	GES	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.
On March 3, 2022, the Board of Directors of Guess?, Inc. (the “Company”) determined that the Company’s 2022 annual meeting of shareholders (including any meeting of shareholders held in lieu thereof, and any adjournments, postponements or continuations thereof, the “2022 Annual Meeting”) will be held virtually on Friday, April 22, 2022 at 9:00 a.m. (PDT). The Board of Directors set March 23, 2022 as the record date for determining shareholders entitled to receive notice of, and vote at, the 2022 Annual Meeting.
Shareholder Proposals for Inclusion in Proxy Statement
Because the 2022 Annual Meeting will be held more than 30 days from the anniversary date of the Company’s last annual meeting of shareholders, which was held on June 24, 2021, pursuant to Rule 14a-8 (“Rule 14a-8”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company is setting a deadline for receipt of Rule 14a-8 shareholder proposals that is a reasonable time before the Company begins to print and send its proxy materials.
Shareholders who wish to have a Rule 14a-8 proposal considered for inclusion in the Company’s proxy statement for the 2022 Annual Meeting must ensure that their proposal is received by the Corporate Secretary of the Company at the Company’s principal executive offices at 1444 S. Alameda Street, Los Angeles, California 90021, no later than March 14, 2022, which the Company has determined is a reasonable time before the Company begins to print and send its proxy materials. Such shareholder proposals must also comply with the other requirements of Rule 14a-8 in order to be eligible for inclusion in the Company’s proxy statement for the 2022 Annual Meeting.
Nomination of Directors and Other Proposals
Further, in accordance with the Company’s Fourth Amended and Restated Bylaws (the “Bylaws”), written notice of shareholder proposals submitted by shareholders who do not seek to have such proposals considered for inclusion in the Company’s proxy statement for the 2022 Annual Meeting and nominations of individuals for election to the Board of Directors at the 2022 Annual Meeting must be received by the Corporate Secretary of the Company at the Company’s principal executive offices at the address specified above no later than the close of business on March 14, 2022. In the case of shareholder proposals not intended to be included in the Company’s proxy statement, such written notice must comply with the requirements laid out in Section 2.09 of the Bylaws. In the case of director nominations, such written notice must comply with the requirements laid out in the Bylaws. The March 14, 2022, deadline will also apply in determining whether notice of business is timely for purposes of exercising discretionary voting authority with respect to proxies under Rule 14a-4(c) under the Exchange Act.
IMPORTANT ADDITIONAL INFORMATION
The Company, its directors and certain of its executive officers are participants in the solicitation of proxies from the Company’s shareholders in connection with the 2022 Annual Meeting. The Company intends to file a definitive proxy statement and a WHITE proxy card with the Securities and Exchange Commission (the “SEC”) in connection with any such solicitation of proxies from the Company’s shareholders. SHAREHOLDERS OF THE COMPANY ARE STRONGLY ENCOURAGED TO READ SUCH PROXY STATEMENT, ACCOMPANYING WHITE PROXY CARD AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. The Company’s definitive proxy statement for the 2021 annual meeting of shareholders contains information regarding the direct and indirect interests, by security holdings or otherwise, of the Company’s directors and executive officers in the Company’s securities. Information regarding subsequent changes to their holdings of the Company’s securities can be found in the SEC filings on Forms 3, 4 and 5, which are available on the Company’s website at http://investors.guess.com or through the SEC’s website at www.sec.gov. Information can also be found in the Company’s other SEC filings, including its Annual Report on Form 10-K for the year ended January 29, 2022 (when it becomes available). Updated information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the definitive proxy statement and other materials to be filed with the SEC in connection with the 2022 Annual Meeting. Shareholders will be able to obtain the definitive proxy statement, any amendments or supplements to the proxy statement and other documents filed by the Company with the SEC at no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge on the Company’s website at http://investors.guess.com.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Guess?, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	March 4, 2022	GUESS?, INC.

		By:	/s/ Kathryn Anderson
Kathryn Anderson Chief Financial Officer

4